SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2003


                          GENERAL MARITIME CORPORATION
           (Exact name of each Registrant as specified in its Charter)



Republic of the Marshall Islands         001-16531              06-159-7083
(State or other                    (Commission File Number)  (IRS employer
jurisdiction of                                              identification no.)
incorporation or
organization)                                                     10019
                                                                (Zip Code)
 35 West 56th Street
  New York, New York
(Address of principal
  executive offices)

      (Registrant's telephone number, including area code): (212) 763-5600

Item 5. Other Events and Required FD Disclosure.

     Attached as Exhibit 99.1 is a press release issued by General Maritime Corporation (the "Company") announcing the commencement of the Company's exchange offer for all of its outstanding 10% senior notes due March 15, 2013, for an equal principal amount of 10% senior notes due March 15, 2013, registered under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 11, 2003

                                         GENERAL MARITIME CORPORATION


                                         By: /s/ WILLIAM VIQUEIRA
                                            --------------------------------
                                                 William Viqueira
                                                 Chief Financial Officer
00656.0022 #416507